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Exhibit 99.1

HALCÓN RESOURCES CORPORATION

LETTER OF TRANSMITTAL

Offer to Exchange
up to $200,000,000 aggregate principal amount of 6.75% Senior Notes due 2025 that have been registered under the Securities Act
for
a like principal amount of issued and outstanding 6.75% Senior Notes due 2025 that have not been registered under the Securities Act

Pursuant to the Prospectus, dated                        , 2018

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                        , 2018, UNLESS THE OFFER IS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

U.S. BANK NATIONAL ASSOCIATION
Delivery by Registered or Certified Mail: U.S. Bank National Association Global Corporate Trust Services Attn: Specialized Finance 111 Fillmore Ave. East EP-MN-WS1P St. Paul, MN 55107	Email Transmissions: (Eligible Institutions Only) cts.specfinance@usbank.com Attention: Specialized Finance	Overnight Delivery or Regular Mail: U.S. Bank National Association Global Corporate Trust Services Attn: Specialized Finance 111 Fillmore Ave. East EP-MN-WS1P St. Paul, MN 55107
To Confirm by Telephone or for Information Call: (800) 934-6802

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA EMAIL TO AN EMAIL ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

        The undersigned acknowledges that he or she has received the Prospectus, dated                        , 2018 (the "Prospectus"), of Halcón Resources Corporation, a Delaware corporation ("Halcón"), and this Letter of Transmittal, which together constitute Halcón's offer (the "Exchange Offer") to exchange up to $200,000,000 aggregate principal amount of 6.75% Senior Notes due 2025 (the "Exchange Notes) that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of issued and outstanding 6.75% Senior Notes due 2025 (the "Original Notes") that have not been registered under the Securities Act. The terms of the Exchange Notes are substantially identical to the terms of the outstanding Original Notes, except that the transfer restrictions, registration rights and provision for payment of additional interest in the event of a breach with respect to such registration rights will not apply to the Exchange Notes. The Original Notes and the Exchange Notes are sometimes referred to in this Letter of Transmittal together as the "Notes" and all references to the Notes include references to the related guarantees. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

        THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        This Letter of Transmittal is to be completed by the holders of Original Notes either if certificates of such Original Notes are to be forwarded herewith or if tenders of Original Notes are to be made by book-entry transfer to an account maintained by U.S. Bank National Association (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in the "The Exchange Offer—Exchange Offer Procedures" in the Prospectus.

        Holders of Original Notes whose certificates (the "Certificates") for such Original Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfers on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer—Exchange Offer Procedures" in the Prospectus.

 DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT
CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

        The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer:

DESCRIPTION OF ORIGINAL NOTES
Notes (Attach Additional List if Necessary)

If Blank, Please Print Name and Address of Registered holder(s)	Certificate Number(s)*	Aggregate Principal Amount of Original Notes	Principal Amount Tendered (If Less than All)**

Totals:

*	Need not be completed if Original Notes are being tendered by book-entry holders.
**	Notes may be tendered in whole or in part in denominations of a principal amount of $2,000 or any integral multiple of $1,000 in excess of $2,000. All Original Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

☐	CHECK HERE IF TENDERED ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

DTC Account Number

Transaction Code Number

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

Name (s) of Registered holder (s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution

DTC Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Halcón the above-described aggregate principal amount of Halcón's Original Notes in exchange for a like aggregate principal amount of Halcón's Exchange Notes which have been registered under the Securities Act upon the terms and subject to the conditions set forth in the Prospectus                                    , 2018 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

        Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of Halcón all right, title and interest in and to such Original Notes as is being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of Halcón in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Original Notes to Halcón together with all accompanying evidences of transfer and authenticity to, or upon the order of, Halcón, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Original Notes, (ii) present Certificates for such Original Notes for transfer, and to transfer the Original Notes on the books of Halcón, and (iii) receive for the account of Halcón all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Notes tendered hereby and that, when the same is accepted for exchange, Halcón will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Original Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by Halcón or the exchange agent to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered hereby, and the undersigned will comply with its obligations under the applicable registration rights agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.

        The name(s) and address(es) of the registered holder(s) of the Original Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Original Notes. The Certificate number(s) and the Original Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

        If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Original Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Original Notes will be returned (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

        The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in "The Exchange Offer—Exchange Offer Procedures" in the Prospectus and in the instructions attached hereto will, upon Halcón's acceptance for exchange of such tendered Original

Notes, constitute a binding agreement between the undersigned and Halcón upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, Halcón may not be required to accept for exchange any of the Original Notes tendered hereby.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Original Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

        By tendering Original Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that: (i) the undersigned is not an "affiliate" of Halcón, or if it is such an affiliate, that the Exchange Notes may not be offered for resale, resold or otherwise transferred without registration under and in compliance with the Prospectus delivery requirement of the Securities Act or an exemption therefrom, (ii) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business, (iii) the undersigned is not engaging in and does not intend to engage in a distribution (within the meaning of the Securities Act) of Exchange Notes to be received in the Exchange Offer, (iv) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of Exchange Notes to be received in the Exchange Offer; (v) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such Exchange Notes, and (vi) the undersigned is not acting on behalf of any person or entity which could not truthfully make the above representations. By tendering Original Notes pursuant to the Exchange Offer and executing this Letter of Transmittal, a holder of notes which is a broker-dealer represents, and agrees, consistent with certain interpretative letters issued by the staff of the Division of Corporate Finance of the Securities and Exchange Commission to third parties, that (A) such Original Notes held by the broker-dealer are held only as a nominee, or (B) such Original Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (provided that, by so acknowledging and by delivering a Prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

        Halcón has agreed that, subject to the provisions of the registration rights agreement executed in connection with issuance of the Original Notes, the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Original Notes, where such Original Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending on the earlier of (i) 180 days after the Exchange Offer registration statement is declared effective or (ii) the date on which a broker-dealer is no longer required to deliver a Prospectus in connection with market-making or other trading activities. In that regard, each broker-dealer who acquired notes for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Original Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from Halcón of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the registration rights agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until Halcón has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or Halcón has given notice that the sale of Exchange Notes may be resumed, and the case may be. If Halcón gives such notice to suspend the sale of Exchange Notes, is shall extend the 180-day or shorter period preferred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of Exchange Notes or to and including the date on which Halcón has given notice that the sale of Exchange Notes may be resumed, as the case may be.

        For each Original Note tendered pursuant to the Exchange Offer, Halcón will issue to the Holder of such Original Note an Exchange Note having a principal amount equal to that of the surrendered Note. Interest on each Exchange Note will accrue from the last interest payment date on which interest was paid on the Original Note surrendered in exchange thereof or, if no interest has been paid on such Original Note, from the original date of issuance of such Original Note.

        The undersigned will, upon request, execute and deliver any additional documents deemed by Halcón to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

        The undersigned, by completing the box entitled "Description of Original Notes" above (for the applicable series of Original Notes) and signing this letter, will be deemed to have tendered the Original Notes as set forth in such box.

SPECIAL ISSUANCE INSTRUCTIONS (SIGNATURE GUARANTEE REQUIRED—SEE INSTRUCTION 2)		SPECIAL DELIVERY INSTRUCTIONS (SIGNATURE GUARANTEE REQUIRED—SEE INSTRUCTION 2)
To be completed ONLY if Exchange Notes or Notes not tendered are to be issued in the name of someone other than the registered holder of the Notes whose name(s) appear(s) above.		To be completed ONLY if Exchange Notes or Notes not tendered are to be sent to someone other than the registered holder of the Notes whose name(s) appear(s) above, or such registered holder at an address other than that shown above.
☐ Original Notes not tendered to:		☐ Original Notes not tendered to:

☐ Exchange Notes to:		☐ Exchange Notes to:

Name	(Please Print)	Name	(Please Print)
Address	(Include Zip Code) (Tax Identification or Social Security Number)	Address	(Include Zip Code)

IMPORTANT HOLDERS: SIGN HERE (PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN)

Signature(s) of holder(s)
Date:

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Original Notes hereby tendered or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 2 below.)

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

(SEE SUBSTITUTE FORM W-9 HEREIN)

GUARANTEE OF SIGNATURE(S)
(SEE INSTRUCTION 2 BELOW)

Authorized Signature:

Name:

(Please Type or Print)
Title:

Name of Firm:

Address:

(Including Zip Code)

Area Code and Telephone Number:

Date:

 INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1.    Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer" in the Prospectus and an Agent's Message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Original Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or email thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu thereof. Notes may be tendered in whole or in part in denominations of a principal amount of $2,000 or any integral multiple of $1,000 in excess of $2,000.

        Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Original Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Halcón, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Original Notes, in proper form for transfer, together with a Letter of Transmittal (or email thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within two New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer" in the Prospectus.

        The Notice of Guaranteed Delivery may be delivered by hand or transmitted by email or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

        The method of delivery of Certificates, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        Halcón will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or email thereof), waives any right to receive any notice of the acceptance of such tender.

        2.    Guarantee of Signatures.    No signature guarantee on this Letter of Transmittal is required if:

  •
  this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Original Notes (the "holder")) of Original Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above,

        or

  •
  such Original Notes are tendered for the account of a firm that is an Eligible Institution.

        In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

        3.    Inadequate Space.    If the space provided in the box captioned "Description of Original Notes" is inadequate, the Certificate number(s) and/or the principal amount of Original Notes and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.

        4.    Partial Tenders and Withdrawal Rights.    Tenders of Original Notes will be accepted only in integral multiples of $1,000. If less than all the Original Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Original Notes which are to be tendered in the box entitled "Principal Amount Tendered." In such case, new Certificate(s) for the remainder of the Original Notes that were evidenced by your old Certificate(s) will only be sent to the holder of the Original Notes, promptly after the Expiration Date. All Original Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or email transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Original Notes to be withdrawn, the aggregate principal amount of Original Notes to be withdrawn, and (if Certificates for Original Notes have been tendered) the name of the registered holder of the Original Notes as set forth on the Certificate for the Original Notes, if different from that of the person who tendered such Original Notes. If Certificates for the Original Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Original Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Original Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Original Notes tendered for the account of an Eligible Institution. If Original Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Original Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or email transmission. Withdrawals of tenders of Original Notes may not be rescinded. Original Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer."

        All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by Halcón, in its sole discretion, whose determination shall be final and binding on all parties. Halcón, any affiliates or assigns of Halcón, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Notes that have been tendered but that are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

        5.    Signatures on Letter of Transmittal, Assignments and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

        If any Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Original Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or emails thereof) as there are different registrations of Certificates.

        If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Halcón, must submit proper evidence satisfactory to Halcón, in its sole discretion, of each such person's authority to so act.

        When this Letter of Transmittal is signed by the registered owner(s) of the Original Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) is required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as Halcón or the Trustee for the Original Notes may require in accordance with the restrictions on transfer applicable to the Original Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

        6.    Special Issuance and Delivery Instructions.    If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Original Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

        7.    Irregularities.    Halcón will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Original Notes, which determination shall be final and binding on all parties. Halcón reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which may, in the view of counsel to Halcón be unlawful. Halcón also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer" or any conditions or irregularities in any tender of Original Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. Halcón's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Halcón, any affiliates or assigns of Halcón, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

        8.    Questions, Requests for Assistance and Additional Copies.    Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

        9.    Backup Withholding; Substitute Form W-9.    Under U.S. federal income tax law, a holder (including, for purposes of this section, beneficial owners of the Original Notes) whose tendered Original Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Original Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding at a rate equal to 30%.

        The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the box captioned Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the box captioned Certificate of Awaiting Taxpayer Identification Number is completed, the holder will be subject to backup withholding on all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, backup withholding will apply to all payments made thereafter until a correct TIN is provided.

        Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 and write "Exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed and appropriate IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which Holders are exempt from backup withholding.

        Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the IRS.

        10.    Waiver of Conditions.    Halcón reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

        11.    No Conditional Tenders.    No alternative, conditional or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Notes for exchange.

        Neither Halcón, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

        12.    Lost, Destroyed or Stolen Certificates.    If any Certificate(s) representing Original Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

        13.    Security Transfer Taxes.    Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

 IMPORTANT: THIS LETTER OF TRANSMITTAL (OR EMAIL THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS
(SEE INSTRUCTION 9)

PAYER'S NAME:

	PART 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: (Social Security Number or Employer Identification Number)
SUBSTITUTE Form W-9
Department of the Treasury Internal Revenue Service

PART 2—TIN Applied for CERTIFICATION—UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien).

Payer's Request for Taxpayer Identification Number ("TIN")
CERTIFICATE INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the attached Guidelines.)

Signature	Date	,

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU IN CONNECTION WITH THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, all reportable payments made to me thereafter will be subject to backup withholding until I provide a number.

Signature	Date	,

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number to Give the Payor—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the name and number to give the Payor.

For this type of account:			Give the name and SOCIAL SECURITY number of:	For this type of account:		Give the name and EMPLOYER IDENTIFICATION number of:
1.	An individual's account		The individual	6.	A valid trust, estate, or pension trust	Legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)	7.	Corporate account	The corporation
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)	8.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization
4.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	9.	Partnership	The partnership
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10.	A broker or registered nominee	The broker or nominee
5.	Sole proprietorship account or single owner LLC		The owner(3)	11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name. You may also enter your business or "doing business as" name. You may use either your social security number or, if you have one, your employer identification number.

(4)
List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

Obtaining a Number

        If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at a local office of the Social Security Administration or the Internal Revenue Service and apply for a number. You may also obtain Form SS-4 by calling the IRS at 1-800-TAX-FORM.

Payees Exempt from Backup Withholding

        Payees specifically exempted from backup withholding on ALL payments include the following:

  •
  An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

  •
  The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality or any one or more of the foregoing.

  •
  An international organization or any agency or instrumentality thereof.

        Payees specifically exempted from backup withholding on interest and dividend payments include the following:

  •
  A corporation.

  •
  A financial institution.

  •
  A registered dealer in securities or commodities registered in the U.S., the District of Columbia, or a possession of the U.S.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under section 584(a).

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  •
  A foreign central bank of issue.

  •
  A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

        Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  •
  Payments to nonresident aliens subject to withholding under section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident partner.

  •
  Payments of patronage dividends not paid in money.

  •
  Payments made by certain foreign organizations.

  •
  Section 404(k) payments made by an ESOP.

        Payments of interest not generally subject to backup withholding include the following:

  •
  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  •
  Payments of tax-exempt interest (including exempt-interest dividends under section 852).

  •
  Payments described in section 6049(b)(5) to non-resident aliens.

  •
  Payments on tax-free covenant bonds under section 1451.

  •
  Payments made by certain foreign organizations.

  •
  Mortgage interest paid to you.

Exempt payees described above may file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

        Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, 6050N, and their regulations.

        Privacy Act Notice. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

  (1)
  Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

  (2)
  Civil Penalty for False information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

  (3)
  Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

QuickLinks

  Exhibit 99.1
DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.
NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTION 2 BELOW)
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
IMPORTANT: THIS LETTER OF TRANSMITTAL (OR EMAIL THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS (SEE INSTRUCTION 9)
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9